UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 27, 2018

TENNANT COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	1-16191	41-0572550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 North Lilac Drive, P.O. Box 1452 Minneapolis, Minnesota	55440
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (763) 540-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 27, 2018, Tennant Company (the “Company”) announced the appointment of Keith A. Woodward as Senior Vice President, Chief Financial Officer, effective December 1, 2018.  Mr. Woodward succeeds Tom Paulson, who announced his intention to retire from the Company in July 2018.  Mr. Paulson will remain employed with the Company through January 24, 2019 to facilitate a smooth transition.

Mr. Woodward, age 54, previously served in various finance positions of expanding leadership at General Mills, Inc., a global food company, from 1991 to August 2017, including most recently as Senior Vice President, Global Treasurer from 2015 to 2017 and Senior Vice President, Finance, U.S. Retail from 2008 to 2015.   Mr. Woodward is a member of the board of directors of Seneca Foods Corporation and Phillips Distilling Company.

In connection with the commencement of Mr. Woodward’s employment, the Compensation Committee of the Company’s Board of Directors (the “Committee”) approved Mr. Woodward’s annual base salary of $435,000.  The Committee approved a short-term incentive plan target equal to 60% of base salary and a long-term incentive plan target equal to 150% of base salary, both effective for grants for fiscal 2019.  The Committee approved the grant of a one-time restricted stock unit award with a grant date fair value equal to $500,000 that cliff vests on the third anniversary of the date of grant, subject to the terms of the standard form of RSU agreement for executive officers, to be granted upon the commencement of Mr. Woodward’s employment or the first date thereafter on which the Company’s stock trading window is open.  Mr. Woodward will also be a participant under the Company’s Executive Officer Severance Plan.

A press release announcing Mr. Woodward’s appointment is attached as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits. The following exhibit is filed herewith:

99	News release announcing appointment of CFO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tennant Company

Date: November 27, 2018	By:	/s/ Thomas Paulson
Thomas Paulson
Senior Vice President and Chief Financial Officer